NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.


Original Issue Date:                                         February 7, 2007

Original Conversion Price (subject to adjustment herein):          $1.00

8% Senior Secured Convertible Note #1                         $10,000,000.00


                       8% SENIOR SECURED CONVERTIBLE NOTE
                       ----------------------------------

     FOR VALUE RECEIVED, PETROSEARCH ENERGY CORPORATION, a Nevada corporation, (the "COMPANY"), having its principal place of business at 675 Bering Drive, Suite 200, Houston, Texas 77057, promises to pay to the order of RCH PETRO INVESTORS, LP, a Delaware limited partnership, or its registered assigns (the
"HOLDER"),  the  principal  sum  of  TEN  MILLION  AND  NO/100  DOLLARS  (US
$10,000,000.00) on the three (3) year anniversary of the Original Issue Date hereof or such earlier date as this 8% Senior Secured Convertible Note (this "CONVERTIBLE NOTE") is required or permitted to be repaid as provided hereunder, whether by acceleration or otherwise (such three (3) year anniversary date, or such earlier date, the "MATURITY DATE"), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Convertible Note in accordance with the provisions hereof.

     This Convertible Note is a duly authorized and validly issued 8% Senior Secured Convertible Note of the Company (collectively, the "CONVERTIBLE NOTE") designated as its 8% Senior Secured Convertible Note by the Company in the aggregate principal amount of $10,000,000, issued in registered form under that certain Note and Warrant Purchase Agreement (together with all amendments, supplements and modifications thereto in accordance with the terms hereof from time to time, herein called the "PURCHASE AGREEMENT"), dated of even date herewith, by and among the Company and the Holder, to which Purchase Agreement reference is hereby made for additional rights, duties and obligations of the Company and the Holder. This Convertible Note is secured by the Collateral described herein and is subject to the following additional provisions:

     Section  1.     Definitions.  For  the  purposes hereof, in addition to the
     ----------      -----------
terms defined elsewhere in this Convertible Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

          "Affiliate"  means,  with  respect  to  a  specified Person, any other
           ---------
     Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, "controlling," "controlled by," and "under common control with") means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "Barnett  Petrosearch"  means  Barnett  Petrosearch,  L.L.C.,  a Texas
           --------------------
     limited  liability  company.

          "Barnett  Shale  Project"  means the project located in the Fort Worth
           -----------------------
     basin of Texas comprised a 2 million acre, 8-county contract area directed by the Partnership (as defined in the Pledge and Security Agreement) in which the Company indirectly owns a 5.54455% interest.

          "Bankruptcy  Event" means any of the following events: (a) the Company
           -----------------
     or any Significant Subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or
     (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

          "Business  Day"  means  any day except Saturday, Sunday, any day which
           -------------
     shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          "Capital  Lease"  means  a  lease  with respect to which the lessee is
           --------------
     required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

          "Collateral"  has  the  meaning  set  forth in the Pledge and Security
           ----------
     Agreement  and  includes  without  limitation  the  following:

               (a) 25% of the membership interests (ownership interests) owned by the Company in Exploration Holding (the "EXPLORATION HOLDING MEMBERSHIP INTEREST");

               (b) all products and proceeds of the foregoing Exploration Holding Membership Interest, including, without limitation, all revenues, distributions, dividends, stock dividends, securities and other property, rights, and interests that the Company is at any time entitled to receive on account of the same.

          "Collateral Value" means 25% of the Fair Market Value of all assets of
           ----------------
     Barnett Petrosearch (as long as Barnett Petrosearch continues to be owned directly, or indirectly, by the Company).

          "Common  Stock" means the common stock, par value $0.001 per share, of
           -------------
     the Company and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

          "Exchange  Act" means the Securities Exchange Act of 1934, as amended,
           -------------
     and  the  rules  and  regulations  promulgated  thereunder.

          "Exploration  Holding"  means Exploration Holding Co., L.L.C., a Texas
           --------------------
     limited  liability  company.

          "Fair  Market  Value"  means the amount at which property would change
           -------------------
     hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of the relevant facts.

          "GAAP"  means  generally  accepted accounting principles in the United
           ----
     States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

          "Guarantee" means, as to any Person, (a) any obligation, contingent or
           ---------
     otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or
                            ---------------
     indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase  or  lease
     property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.
                               ---------

          "Indebtedness"  means  as to the Company at a particular time, without
           ------------
     duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

               (i) all obligations of the Company for borrowed money and all obligations of the Company evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

               (ii) all direct or contingent obligations of the Company arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments;

               (iii)  net  obligations  of  the Company under any Swap Contract;

               (iv) all obligations of the Company to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business that are not unpaid for more than 120 days after the date on which such trade account payable was created);

               (v) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by the Company (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by the Company or is limited in recourse;

               (vi)  Capital  Lease Obligations and Synthetic Lease Obligations;

               (vii) all obligations of the Company to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest in the Company or any other entity or company, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends (but excluding undeclared dividends where the Company is not required to declare such dividends); and

               (viii) all Guarantees of the Company in respect of any of the foregoing.

          "Initial  Registration  Statement" means the registration statement on
           --------------------------------
     Form SB-2 registering the Note Shares, as provided in the Registration Rights Agreement.

          "Lien"  means any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

          "Note Shares" means the shares of Common Stock (i) to which the Holder
           -----------
     is entitled upon conversion of this Convertible Note and (ii) that have been issued in lieu of cash interest payments under this Convertible Note at the time of filing the applicable Registration Statement (as defined in the Registration Rights Agreement) or Piggyback Registration Statement (as defined in the Registration Rights Agreement).

          "Optional  Redemption  Amount"  means  the  sum  of  (i)  110%  of the
           ----------------------------
     principal amount of the Convertible Note then outstanding and (ii) all accrued but unpaid interest.

          "Original  Issue  Date"  means  the  date of the first issuance of the
           ---------------------
     Convertible Note, regardless of any transfers of any Convertible Note and regardless of the number of instruments which may be issued to evidence such Convertible Note.

          "Outstanding  Principal"  means  the  outstanding principal balance of
           ----------------------
     this Convertible Note at the time and excludes any principal that has been converted into shares of Common Stock of the Company pursuant to the terms of this Convertible Note, if, and to the extent that, the Holder has received its Note Shares from the Company with respect to any such excluded converted principal.

          "Partnership"  means the DDJET Limited, LLP, a Texas limited liability
           -----------
     limited partnership as further described in the recitals to the Pledge and Security Agreement.

          "Partnership Interest" means the 5.54455% limited partnership interest
           --------------------
     in  the  Partnership  owned  by  Barnett  Petrosearch.

          "Permitted  Amount"  means  the  amount  by which the Collateral Value
           -----------------
     exceeds  the  Outstanding  Principal.

          "Person"  means  an  individual  or  corporation,  partnership, trust,
           ------
     incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          "Pledge  and  Security  Agreement"  means  the  Pledge  and  Security
           --------------------------------
     Agreement, dated of even date herewith, by and between the Company as pledgor and the Holder as secured party.

          "Purchase  Agreement"  shall  have  the meaning set forth on page 1 of
           -------------------
     this  Convertible  Note.

          "Prime  Rate"  shall  mean  the "prime rate" as published in the money
           -----------
     rates  section  of  the  Wall  Street  Journal  (Southwest  Edition)
                              -------------------------------------------

          "Proved Reserves" means collectively, the Proved Developed Oil and Gas
           ---------------
     Reserves and Proved Undeveloped Reserves of the Company and its subsidiaries, as such terms are defined in Sec. 210.4-10(a) of Regulation S-X.

          "PV-10 Value" means the estimated future gross revenue to be generated
           -----------
     from the production of Proved Reserves of the Company and its subsidiaries, net of estimated production and future development costs, using prices and costs in effect at the determination date, without giving effect to non-property related expenses such as general and administrative expenses, debt service and future income tax expense or to depreciation, depletion and amortization, discounted using an annual discount rate of 10%.

          "Registration  Rights  Agreement"  means  the  Registration  Rights
           -------------------------------
     Agreement, dated as of the date of the Purchase Agreement, among the Company and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

          "Registration Statement" means a registration statement that registers
           ----------------------
     the resale of the Note Shares and names such Holder as a "selling stockholder" therein, and meets the requirements of the Registration Rights Agreement.

          "SEC"  means  the  United  States  Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
     rules  and  regulations  promulgated  thereunder.

          "Significant Subsidiary" shall mean (i) Exploration Holding or Barnett
           ----------------------
     Petrosearch and (ii) any other Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X ) but, at the option of the Company, shall exclude any Significant Subsidiary (other than the Significant Subsidiaries listed in foregoing clause (i)), which has Indebtedness for which recourse is exclusive to the assets of any such Significant Subsidiary and as to which there is no recourse to the Company or to the Company's other subsidiaries, from the Indebtedness incurrence test set forth in Section 7(a)(i) hereof.

          "Swap  Contract"  means  (a) any and all rate swap transactions, basis
           --------------
     swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, commodity futures contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any international foreign exchange master agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or
                     -----------------
     liabilities  under  any  Master  Agreement.

          "Synthetic Lease Obligation" means the monetary obligation of a Person
           --------------------------
     under  a  so-called  synthetic,  off-balance  sheet or tax retention lease.

          "Trading  Day"  means  a  day on which the principal Trading Market is
           ------------
     open  for  business.

          "Trading Market" means the following markets or exchanges on which the
           --------------
     Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

          "VWAP"  means,  for any date, the price determined by the first of the
           ----
     following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

     Section  2.     Interest.
     ----------      --------

          a)     Payment  of  Interest. Interest shall accrue at the rate of the
                 ---------------------
     lesser of (i) eight percent (8%) per annum; and (ii) the maximum nonusurious interest rate under applicable law (except that interest shall accrue at the 8.5% per annum interest rate described below (limited by the maximum nonusurious rate) in the specified circumstance) on the principal balance of this Convertible Note from time to time outstanding commencing on the Original Issue Date. Accrued interest from such time through February 28, 2007 shall be paid by the Company to the Holder on March 1, 2007. Thereafter, commencing on April 1, 2007, the Company shall pay in cash to the Holder, on the aggregate unconverted and then outstanding principal amount of this Convertible Note, accrued interest quarterly in arrears and continuing on each July 1, October 1, January 1, and April 1 thereafter throughout the term of this Convertible Note and shall pay accrued interest on each Conversion Date (as to that principal amount then being converted), on each Redemption Date (as to that principal amount then being redeemed) and on the Maturity Date (each of the foregoing dates of payment, an "INTEREST PAYMENT DATE"). If any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day and the amount of the accrued interest shall include such additional Business Day or Days. At the sole discretion of the Company, interest shall accrue at the rate of the lesser of (i) eight and 1/2 percent (8.5%) per annum; or (ii) the maximum nonusurious rate of interest under applicable law, if, and to the extent that Company opts to pay such interest in Common Stock of the Company priced using the closing price of the last Trading Day of each quarter immediately preceding the quarterly Interest Payment Date, or the date preceding the Conversion Date, each Redemption Date or the Maturity Date. All cash payments of interest payments shall be paid to the Holder in accordance with wire transfer instructions provided by the Holder to the Company. All interest payments made with Common Stock shall be made by delivery to the Holder by overnight courier to the address for the Holder provided under Section 11 hereof.

          b)     Default  Interest. The Company  further  agrees  that  if  the
                 ------------------
     Company shall default in the payment of any payment required hereunder, whether payment of principal, interest, or fees or otherwise, and whether paid in cash or with Common Stock, the Company promises to pay, on demand, interest on any such unpaid amounts, from the date the payment is due to the date of actual payment, at the rate (the "DEFAULT RATE") of the lesser of (i) the Prime Rate plus 5.00% per annum; and (ii) the maximum nonusurious rate permitted by applicable law.

          c)     Interest  Calculations.  Interest  shall  be  calculated on the
                 ----------------------
     basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company actually delivers the Note Shares within the time period required by Section 4(c)(iii) herein. Interest hereunder will be paid to the Person in whose name this Convertible Note is registered on the records of the Company regarding registration and transfers of this Convertible Note (the "CONVERTIBLE NOTE REGISTER").

          d)     Prepayment.  Except  for  Company's  right  to  redeem  this
                 ----------
     Convertible Note in accordance with the provisions of Section 6 hereof, the Company may not prepay any portion of the principal amount of this Convertible Note, without the prior written consent of the Holder.

          e)     Maturity.  On  the  Maturity  Date,  the  outstanding principal
                 ---------
     balance on this Convertible Note, together with all accrued and unpaid interest shall be paid by the Company to the Holder in cash in accordance with wire transfer instructions previously provided by the Holder to the Company for use in connection with cash interest payments.

     Section  3.      Registration  of  Transfers  and  Exchanges.
     -----------      -------------------------------------------

          a) Different Denominations. This Convertible Note is exchangeable, ----------- from time to time, for Convertible Note in different denominations and in the names of one or more different designees, nominees or assignees, in an aggregate principal amount equal to the aggregate principal balance outstanding on the Convertible Note being exchanged at the time, as requested by the Holder surrendering the same. No service charge will be payable for such exchanges, transfers, or registrations of transfers.

          b)     Investment  Representations.  This  Convertible  Note  has been
                 ---------------------------
     issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

          c)     Reliance on Convertible Note Register. Prior to due presentment
                 -------------------------------------
     to the Company for transfer of this Convertible Note, the Company and any agent of the Company may treat the Person in whose name this Convertible
     Note is duly registered on the Convertible Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Convertible Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     Section  4.       Conversion.
     -----------       ----------

          a)     Voluntary  Conversion.  This  Convertible  Note  shall  be
                 ---------------------
     convertible, in whole or in part, into shares of Common Stock at a price of $1.00 per share at the option of the Holder at the earlier to occur of (i) one year after the Original Issue Date or (ii) three months after the Initial Registration Statement becomes effective with the Securities and Exchange Commission. The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (a "NOTICE OF CONVERSION"), specifying therein the principal amount
     -------
     of this Convertible Note to be converted and the date on which such conversion shall be effected (such date, the "CONVERSION DATE"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Convertible Note to the Company unless the entire principal amount of this Convertible Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of reducing the outstanding principal amount of this Convertible Note in an amount equal to the applicable conversion of principal. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within two (2) Business Days of delivery of such Notice of Conversion based on an inaccuracy in such Notice but not on any other basis. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. THE HOLDER, AND ANY ASSIGNEE BY ACCEPTANCE OF THIS CONVERTIBLE NOTE, ACKNOWLEDGE AND AGREE THAT, BY REASON OF THE PROVISIONS OF THIS PARAGRAPH, FOLLOWING CONVERSION OF A PORTION OF THIS CONVERTIBLE NOTE, THE UNPAID AND UNCONVERTED PRINCIPAL AMOUNT OF THIS CONVERTIBLE NOTE WILL BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF.

          b)     Conversion  Price.  The  conversion  price  in  effect  on  any
                 -----------------
     Conversion  Date  shall  be  $1.00  per  share  (the  "CONVERSION  PRICE").

          c)     Mechanics  of  Conversion.
                 -------------------------

               i.     Note  Shares Issuable Upon Conversion of Principal Amount.
                      ---------------------------------------------------------
          The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Convertible Note to be converted by (y) the Conversion Price.

               ii.     Delivery  of  Certificate Upon Conversion. Not later than
                       -----------------------------------------
          three (3) Trading Days after each Conversion Date (the "SHARE DELIVERY DATE"), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Note Shares which, shall bear an appropriate restrictive legend and trading restrictions as required by the Purchase Agreement representing the number of shares of Common Stock being acquired upon the conversion of this Convertible Note and (B) a bank check in the amount of accrued and unpaid interest (if the Company has elected or is required to pay accrued interest in cash).

               iii.     Failure  to Deliver Certificates.  If in the case of any
                        --------------------------------
          Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Convertible Note delivered to the Company and the Holder shall promptly return the Common Stock certificates representing the principal amount of this Convertible Note tendered for conversion to the Company.

               iv.     Obligation  Absolute.  The Company's obligations to issue
                       --------------------
          and deliver the Note Shares upon conversion of this Convertible Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Note Shares; provided, however, that such delivery
                                           --------  -------
          shall not operate as a waiver by the Company of any such action the Company may have against the Holder.

               v.     Reservation  of  Shares  Issuable  Upon  Conversion.  The
                      ---------------------------------------------------
          Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Convertible Note and payment of interest on this Convertible Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Convertible Note), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Convertible Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Registration Statement.

               vi.     Fractional  Shares.  Upon  a  conversion  hereunder  the
                       ------------------
          Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share calculated by the Company to be equal to the then fair value of one share of Common Stock of the Company, as determined by the Board of Directors of the Company in good faith, multiplied by such fraction computed to the nearest whole cent. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, 1 whole share of Common Stock.

               vii.     Transfer Taxes.  The issuance of certificates for shares
                        --------------
          of the Common Stock on conversion of this Convertible Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Convertible Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section  5.     Certain  Adjustments.
     ----------      --------------------

          a)     Stock  Dividends and Stock Splits.  If the Company, at any time
                 ---------------------------------
     while this Convertible Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any security of the Company convertible into Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Convertible Note); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b)     Pro  Rata Distributions. If the Company, at any time while this
                 -----------------------
     Convertible Note is outstanding, distributes to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          c)     Fundamental  Transaction.
                 ------------------------

               (i) If, at any time while this Convertible Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then, upon any subsequent conversion of this Convertible Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of 1 share of Common Stock (the "ALTERNATE CONSIDERATION"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of 1 share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Convertible Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Convertible Note consistent with the foregoing provisions and evidencing the Holder's right to convert such Convertible Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 5(c) and insuring that this Convertible Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

               (ii) Any successor to the Company or any surviving entity in a Fundamental Transaction shall (i) assume, prior to such Fundamental Transaction, all of the obligations of the Company under this Convertible Note, the Purchase Agreement, the Pledge and Security Agreement, the Registration Rights Agreement and the other transaction documents pursuant to written agreements in form and substance satisfactory to the Holder (such approval not to be unreasonably withheld or delayed) and (ii) issue to the Holder a new Convertible Note of such successor entity evidenced by a written instrument substantially similar in form and substance to this Convertible Note, including, without limitation, having a principal amount and interest rate equal to the principal amount and the interest rate of this Convertible Note and having similar ranking to this Convertible Note, which shall be satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed). The provisions of this Section 5(c) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations of this Convertible Note.

          d)     Calculations.  All  calculations  under this Section 5 shall be
                 ------------
     made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

          e)     Notice  to  the  Holder.
                 -----------------------

               i.     Adjustment  to  Conversion Price.  Whenever the Conversion
                      --------------------------------
          Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the calculations undergirding such adjustment.

               ii.     Notice to Allow Conversion by Holder.  If (A) the Company
                       ------------------------------------
          shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to some or all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Convertible Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Convertible Note Register, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Convertible Note during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice.

     Section  6.     Redemption  At  Election  Of  Company.
     ----------      -------------------------------------

          a)     Redemption  at  Election of Company.  Subject to the provisions
                 -----------------------------------
     of this Section 6, the Company may redeem part or all of the outstanding Convertible Note at the later of (i) such time as the Holder has the right to convert this Convertible Note into Common Stock pursuant to the terms of this Convertible Note and (ii) twelve (12) months from the Original Issue Date (the "REDEMPTION PERIOD"), provided however that such redemption right only applies if, upon receiving notice of redemption, (x) the Holder has the right to convert any or all of the amount the Company intends to redeem at the Conversion Price, (y) the Company intends to redeem at the applicable Conversion Price, and (z) the Registration Statement registering the Note Shares to be redeemed is effective. During the Redemption Period, the Company may deliver a notice to the Holder (the "REDEMPTION NOTICE") of its irrevocable election to redeem some or all of the then outstanding principal amount of this Convertible Note for cash in an amount equal to the Optional Redemption Amount ("REDEMPTION AMOUNT") on the 20th Trading
     Day following the date the Redemption Notice is received by Holder ("REDEMPTION DATE"), and the Redemption Amount shall be payable to Holder in full on the Redemption Date unless Holder elects to convert its Convertible Note prior to such Redemption Date. The Company covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Redemption Notice through the date the Redemption Amount is paid in full.

          b)     Redemption  Procedure.  The  Redemption Amount payment shall be
                 ---------------------
     payable in cash on the Redemption Date. Notwithstanding anything herein contained to the contrary, if any portion of the Redemption Amount remains unpaid after such date, the Holder may elect, by written notice to the Company given at any time thereafter, to invalidate such Redemption, ab
                                                                              --
     initio,  and,  with  respect to the Company's failure to pay the Redemption
     ------
     Amount, the Company shall have no further right to exercise such Redemption. Notwithstanding anything to the contrary in this Section 6, the Company's determination to redeem in cash shall be applied ratably among the Holders of Convertible Note. The Holder may elect to convert the outstanding principal amount of the Convertible Note pursuant to Section 4 prior to actual payment in cash for any redemption under this Section 6 by the delivery of a Notice of Conversion to the Company.

     Section  7.     Negative  Covenants  and  Representations.
     ----------      -----------------------------------------

          a) As long as any portion of this Convertible Note remains outstanding and the Company has any obligations to the Holder under the Convertible Note, the Purchase Agreement, the Pledge and Security Agreement and any agreements executed in connection therewith, the Company shall not, and shall not permit any of its Significant Subsidiaries to, directly or indirectly:

     i) Incur Indebtedness (including the Indebtedness evidenced by this Convertible Note) in excess of fifty percent (50%) of the PV-10 Value of the Company's (or such Significant Subsidiary's) total Proved Reserves, plus the Fair Market Value of the leases and pipeline assets associated with the Barnett Shale Project;

     ii) Amend its charter documents, including, without limitation, its certificate of incorporation or formation, and its articles and bylaws or limited liability agreement or other operating agreement, as applicable, in any manner that materially and adversely affects any rights of the Holder, without the prior written consent of the Holder;

     iii) Create, incur, assume or permit to exist any Lien on or with respect to any of the assets or property of any character now owned or hereafter acquired by the Company, Exploration Holding or Barnett Petrosearch, except for Liens on assets and property that in the aggregate are equal to or less than the Permitted Amount, without the prior written consent of the Holder;

     iv) Sell, transfer, or otherwise dispose of any of its membership interests or partnership interests in Exploration Holding or Barnett Petrosearch without the prior written consent of the Holder;

     v) (A) Pay any dividends or make any distributions on its equity securities; (B) purchase, redeem, retire, defease or otherwise acquire for value any of its equity securities; (C) return any capital to any holder of its equity securities; (D) make any distribution of assets, equity securities, obligations or securities to any holder of its equity securities; or (E) set apart any sum for any such purpose; provided, however, that the Company may repurchase its capital stock at cost from directors, officers, employees and consultants upon the exercise of its right of repurchase upon termination of such person's employment with or services to the Company; and provided, further, however, that the Company and its subsidiaries shall be permitted to take the actions described in clauses (A)-(D) as long as, and to the extent that, after taking such actions, (Y) no Event of Default or event which with the passage of time or the giving of notice would constitute an Event of Default shall have occurred, and (Z) the Collateral Value equals or exceeds the Outstanding Principal.

     vi) Enter into any contractual obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Company or such Subsidiary as an arms-length transaction with unaffiliated Person, provided, however, that this negative covenant shall not apply to contractual obligations with Affiliates and transactions with Affiliates involving costs or liabilities to the Company or such Subsidiary in the Permitted Amount.

               As to Section 7(a)(i), on each quarterly Interest Payment Date, the Company shall certify to the Holder, in a form satisfactory to the Holder, that no Event of Default, or event which, with the passage of time or the giving of notice would become an Event of Default, has occurred. Such certificate shall demonstrate the Company's compliance with the Indebtedness incurrence test set forth in subsection (a) foregoing and shall set forth the calculations demonstrating compliance. Such quarterly valuations shall be based on management's valuations where and to the degree that such managers have the expertise to make such estimates under SEC guidelines and such valuations will be true and correct, to the best of such manager's ability, and conducted in accordance with any SEC guidelines.
          Additionally, on an annual basis, the Company shall conduct an independent reserve audit by an audit company of recognized national standing and experience in the area and provide the Holder a copy of the results of such audit and its PV-10 Proved Reserves as filed with the SEC, together with management's valuation of the leases and pipeline assets associated with the Barnett Shale Project. In making calculations of the Indebtedness incurrence test under Section 7(a)(i) hereof, the Company shall not be entitled (i) to include either the assets or the Indebtedness of any Significant Subsidiary which the Company has elected to exclude from the test (which Significant Subsidiary must also meet the other requirements of the definition of Significant Subsidiary in order to be excluded); or (ii) to include the Fair Market Value of the leases and pipelines assets associated with the Barnett Shale Project, unless and only to the extent that, the Company is a direct or indirect owner thereof by virtue of Barnett Petrosearch's Partnership Interest therein. In the event that the Holder disagrees with management's valuations of the leases and pipeline assets associated with the Barnett Shale Project provided for in this paragraph, the Holder shall be entitled, at the Company's expense, to an appraisal thereof by an appraiser selected or approved by the Holder.

          b) The Company represents, warrants and covenants (i) that the Company owns 100% of the membership interests in Exploration Holding; (ii) that Exploration Holding owns 100% of the membership interests in Barnett Petrosearch; (iii) that Barnett Petrosearch owns the Partnership Interest;
     (iv) that the sole asset of Barnett Petrosearch on the Original Issue Date is the Partnership Interest; and (v) that after the Original Issue Date, the only assets that Barnett Petrosearch, L.L.C. will own are the Partnership Interest with Exxon Mobil Corporation and others relating to the development of the Barnett Shale geologic regions.

     Section  8.     Default  By  Company.
     ----------      --------------------

          a) "EVENT OF DEFAULT" means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

               i. any default in the payment of (A) the principal amount of any Convertible Note or (B) interest, liquidated damages and other amounts owing to a Holder on any Convertible Note or under the Purchase Agreement, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within five (5) Trading Days;

               ii. the Company shall fail the Indebtedness incurrence test set forth in Section 7(a)(i) hereof, provided that the Company shall have 90 days to meet such test if Company's failure to meet such test was as a result of mark-to-market matters out of the control of the Company, as for example fluctuations in the price of the commodity;

               iii. the Company breaches its obligations to deliver shares of Common Stock to the Holder upon conversion;

               iv. any covenant or agreement contained in the Purchase Agreement or the Convertible Note other than those covered by the Events of Defaults described in foregoing clause (i)-(iii),which failure is not cured, if possible to cure, within the earlier to occur of (A) 60 days after notice of such failure sent by the Holder or by any other Holder and (B) 90 days after the Company has become or should have become aware of such failure;

               v. any representation or warranty made in this Convertible Note, the Purchase Agreement, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made provided however, that in the event that the untrue or incorrect representation or warranty is of the type capable of being cured and is cured by the Company within the time frame set forth in Section 8(a)(iv) above, then it shall be deemed to be cured and non-material;

               vi. the Company or any Significant Subsidiary shall be subject to a Bankruptcy Event or shall fail to pay its debts in the aggregate amount of $500,000 or more, as they become due, or within 120 days of the stated due date, (except as to debts that are legitimately in dispute as to which the Company is taking action to resolve the dispute and as to which reserves are set aside in accordance with and to the extent required by GAAP);

               vii. the Company or any Significant Subsidiary shall default, which default shall not be cured within any applicable cure period, on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $500,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

               viii. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any Significant Subsidiary or any of their respective property or other assets for $500,000 or more, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days;

               ix. any Event of Default under the Pledge and Security Agreement, the Registration Rights Agreement, or any other agreement executed in connection with this Convertible Note occurs; or

               x. any tax lien in the amount of $500,000 or more, is filed against the Company or Exploration Holding or on any property of the Company or Exploration Holding for any past-due tax obligations
          (except as to tax liens that are legitimately in dispute as to which the Company is taking action to resolve the dispute and as to which reserves are set aside in accordance with and to the extent required by GAAP).

          b)     Remedies Upon Event of Default. If any Event of Default occurs,
                 ------------------------------
     the outstanding principal amount of this Convertible Note, plus accrued but unpaid interest, liquidated damages (if any) and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder's election, immediately due and payable in cash; provided however that in the case of an Event of Default under Section 8(a)(vi) hereof, acceleration shall be automatic, without action by the Holder and the indebtedness evidenced by this Convertible Note shall be immediately due and payable. If an Event of Default occurs, the Holder shall be entitled to pursue all rights and remedies with respect to the Collateral and to foreclose on it, take possession, and otherwise realize on it in accordance with the Pledge and Security Agreement. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest, notice of intent to accelerate, notice of acceleration, and other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Convertible Note until such time, if any, as the Holder receives full payment pursuant to this Section 8(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

     Section  9.     Registration  Rights.  The  Company  shall  comply with its
                     --------------------
obligations under the Purchase Agreement and the Registration Rights Agreement executed in connection therewith.


     Section 10.     Senior Status/ Release/Partial Release of Collateral.  This
                     ----------------------------------------------------
Convertible Note is a senior secured note and is pari passu with all other senior indebtedness of the Company. This Convertible Note is secured by a first and prior security interest in a twenty-five percent (25%) membership interest in Exploration Holding and certain other Collateral as defined in and evidenced by the Pledge and Security Agreement. The Holder shall execute and deliver to the Company a full release of the Collateral in the case of clauses (a)-(c) following, or a partial release of the Collateral in the case of clause (d), upon the occurrence of the following: (a) payment in full of all principal, interest and other sums due and owing to the Holder under this Convertible Note in accordance with its terms and fulfillment of all obligations under the Purchase Agreement and the Pledge and Security Agreement and any other agreement executed in connection herewith; (b) redemption by the Company of the Convertible Note under the redemption terms set forth in this Convertible Note and fulfillment of all obligations under the Purchase Agreement and the Pledge and Security Agreement and any other agreement executed in connection herewith;
(c) conversion in full of this Convertible Note by Holder under the terms set forth in this Convertible Note and fulfillment of all obligations under the Purchase Agreement and the Pledge and Security Agreement and any other agreement executed in connection herewith; or (d) as long as no Event of Default, or event which with the passage of time or the giving of notice would constitute an Event of Default, occurs, if (i) the Company's shares of Common Stock trade above $1.50 for a period of ten (10) consecutive Trading Days, (ii) the Holder has the right to convert this Convertible Note under Section 4(a) hereof and (iii) the Initial Registration Statement registering the Note Shares is effective, provided that, to the extent that only a portion of the Note Shares represented by a percentage is subject to the effective Initial Registration Statement, then that same percentage of the Collateral shall be released by the Holder from the lien and security interest created under the Pledge and Security Agreement. By way of example, if 70% of the Note Shares are subject to an effective Initial Registration Statement (and the other conditions in clause (d) foregoing are met), then 70% of the Collateral (generally, 70% of the 25% membership interest in Exploration Holding ) shall be released by the Holder from the lien and security interest created under the Pledge and Security Agreement. The Holder shall, at the cost and expense of the Company, and to the extent the Holder has not exercised any of its remedies in accordance with the Pledge and Security Agreement, (a) release from the lien and security interest created by the Pledge and Security Agreement and reassign to the Company the percentage of the Collateral (and any property or rights assigned by the Company to the Holder by the Pledge and Security Agreement or by any agreement or agreements supplemental hereto with respect thereto) required to be released by this Section, and (b) do and execute all such acts, things and instruments as are necessary to effect such partial release or partial reassignment including the return to the Company of the certificates evidencing the released Pledged Securities (as defined in the Pledge and Security Agreement, hereafter the "PLEDGED SECURITIES"), including, without limitation, where appropriate, a partial release of any financing statement; provided however, that, notwithstanding the foregoing, the Holder shall not be required to redeliver any certificates representing Collateral to be released to the Company, unless simultaneously therewith the Holder shall receive from the Company (Y) a certificate representing the Pledged Securities that will remain subject to the lien and security interest created under the Pledge and Security Agreement, and (Z) a blank units power related thereto.

     Section  11.     Miscellaneous.
     -----------      -------------

          a)     Notices.  Any  and  all  notices  or  other  communications  or
                 -------
     deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth on page 1 hereof, facsimile number (713) 961-9338, Attn: David Collins or such other facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section
     11. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to the Holder at the following address: c/o RR Advisors, LLC, 200 Crescent Court, Suite 1060, Dallas, TX 75201-1834, Attn:
     Robert Raymond, facsimile number (214) 871-8683 or at such other address or facsimile number as the Holder may specify for such purpose by notice to the Company delivered in accordance with this Section 11. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time), (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b)     Absolute  Obligation.  Except  as expressly provided herein, no
                 --------------------
     provision of this Convertible Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Convertible Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Convertible Note is a direct debt obligation of the Company. This Convertible Note ranks pari passu with all other Convertible
                                           ---- -----
     Note  now  or  hereafter  issued  under  the  terms  set  forth  herein.

          c)     Lost  or  Mutilated Convertible Note.  If this Convertible Note
                 ------------------------------------
     shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Convertible Note, or in lieu of or in substitution for a lost, stolen or destroyed Convertible Note, a new Convertible Note for the principal amount of this Convertible Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Convertible Note, and of the ownership hereof, reasonably satisfactory to the Company and if requested by the Company, indemnity also reasonably satisfactory to the Company.

          d)     Governing  Law.  All  questions  concerning  the  construction,
                 --------------
     validity, enforcement and interpretation of this Convertible Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the Convertible Note (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal  courts  sitting  in  the  City  of  Houston,  Texas  (the "Houston
                                                                         -------
     Courts").  Each  party  hereto  hereby irrevocably submits to the exclusive
     ------
     jurisdiction of the Houston Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Houston Courts, or that such Houston Courts are improper or inconvenient venue for such proceeding. If either party shall commence an action or proceeding to enforce any provisions of this Convertible Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding. The Company agrees to reimburse the Holder on demand for all costs, expenses and charges (including, without limitation, fees and charges of counsel and court costs) in connection with the preparation or modification of this Convertible Note, the Purchase Agreement, the Pledge and Security Agreement and the other agreements executed in connection herewith, and the collection, performance or enforcement of this Convertible Note and all such agreements, and the defense or prosecution of any rights of the Holder pursuant to this Convertible Note and such agreements.

          e)     Waiver.  Any waiver by the Company or the Holder of a breach of
                 ------
     any provision of this Convertible Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Convertible Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Convertible Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Convertible Note. Any waiver by the Company or the Holder must be in writing.

          f)     Severability.  If  any  provision  of  this Convertible Note is
                 ------------
     invalid, illegal or unenforceable, the balance of this Convertible Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

          g)     Usury  Savings  Clause.  It is the intention of the Company and
                 ----------------------
     the holder of this Convertible Note to comply with applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Convertible Note, in no event shall this Convertible Note and/or any other instrument or document executed in connection with this Convertible Note require or permit the payment, charge or receipt of interest, as defined under applicable usury laws, in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged, taken, reserved or received under this Convertible Note, or if the maturity of the indebtedness evidenced by this Convertible Note is accelerated, in whole or in part, or in the event that all or part of the principal of or interest on this Convertible Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged, taken, reserved or received under this Convertible Note on the amount of principal actually outstanding from time to time under this Convertible Note shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event (a) the provisions of this paragraph shall govern and control, (b) neither the Company nor any other party now or hereafter liable for the payment of this Convertible Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted to be contracted for by, charged to, taken, reserved or received from the party obligated thereon under applicable usury laws, (c) any such excess which may have been collected either shall be applied as a credit against the then unpaid principal amount on this Convertible Note or refunded to the party paying the same, at the holder's option, (d) any such excess which may have been charged shall be canceled ab initio and be of no force or effect, and (e) the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest permitted under applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved or received under this Convertible Note, which are made for the purpose of determining whether such rate exceeds the maximum lawful rate of interest shall be made, to the extent permitted by applicable usury laws, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced by this Convertible Note, all interest at any time contracted for, charged or received from the Company or otherwise by the holder or holders hereof in connection with this Convertible Note.

          h)     Waiver.  The  Company  covenants  (to  the  extent  that it may
                 -------
     lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage .of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Convertible Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Convertible Note and the related agreements, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

          i)     Next  Business  Day.  Whenever  any payment or other obligation
                 -------------------
     hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          j)     Business  Purpose.  The  Company  agrees,  represents,  and
                 -----------------
     acknowledges that the purposes of consideration furnished by the Holder will be used for solely for business, commercial, investment or other similar purposes and not personal, family or agricultural purposes.

          k)     Headings.  The  headings  contained  herein are for convenience
                 --------
     only, do not constitute a part of this Convertible Note and shall not be deemed to limit or affect any of the provisions hereof.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

     IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date first above indicated.


                                   PETROSEARCH ENERGY CORPORATION


                                   By: /s/ Richard D. Dole
                                      ------------------------------------------
                                        Name: Richard D. Dole
                                        Title: Chief Executive Officer and
                                               President


                            Signature page to Notes

                                    ANNEX A

                              NOTICE OF CONVERSION


     The undersigned hereby elects to convert principal under the 8% Senior Secured Convertible Note due February ___ 2010 of Petrosearch Energy Corporation, a Nevada corporation (the "Company"), into shares of common stock,
                                         -------
par value $0.001 per share (the "Common Stock"), of the Company according to the
                                 ------------
conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

     The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion  calculations:

                         Date  to  Effect  Conversion:
                                                        ------------------------

                         Principal  Amount  of Convertible Note to be Converted:

                         -------------------------------------------------------

                         Number of shares of Common Stock to be issued:
                                                                         -------

                         Signature:
                                   ---------------------------------------------

                         Name:
                              --------------------------------------------------

                         Address:
                                  ----------------------------------------------

                                   SCHEDULE 1

                              CONVERSION SCHEDULE

The 8% Senior Secured Convertible Note due February __, 2010 in the aggregate principal amount of $10,000,000 is issued by Petrosearch Energy Corporation. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Convertible Note.

                                     Dated:

---------------------  ----------  --------------  ----------------
                                     Aggregate
                                     Principal
Date of Conversion     Amount of       Amount
(or for first entry,   Conversion    Remaining     Company Attest
Original Issue Date)               Subsequent to
                                     Conversion
                                    (or original
                                     Principal
                                      Amount)
---------------------  ----------  --------------  ----------------

---------------------  ----------  --------------  ----------------


---------------------  ----------  --------------  ----------------


---------------------  ----------  --------------  ----------------


---------------------  ----------  --------------  ----------------


---------------------  ----------  --------------  ----------------


---------------------  ----------  --------------  ----------------


---------------------  ----------  --------------  ----------------


---------------------  ----------  --------------  ----------------


---------------------  ----------  --------------  ----------------

                                   Schedule 1